UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
2830 Cahaba Road
Birmingham, AL 35209
(Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

Annual Report  |  September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.cookandbynum.com/cobyx, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-839-COBY (2629) or by sending an email request to amanda@cookandbynum.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-877-839-COBY (2629) or send an email request to amanda@cookandbynum.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

Shareholder Letter	1
Manager Commentary	14
Disclosure of Fund Expenses	18
Schedule of Investments	20
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	37
Additional Information	38

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

Dear Partners:

For the one-year period ended September 30, 2019, The Cook & Bynum Fund (the “Fund”) was down 1.10% versus a gain of 4.25% for the S&P 500 plus Dividends (“S&P”) and 1.95% for the MSCI All Country World Index (“MSCI ACWI”).  Since inception on July 1, 2009 through September 30, 2019, the Fund grew 7.17% per annum compared to 14.46% for the S&P and 10.36% for the MSCI ACWI.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

Competitive Advantages, Growth, Economic
 Resilience, and Strong Balance Sheets

We have written in the past about how we consider the relationship between price paid for and expected returns from an investment to be a “law” of investing: the higher the price one pays for a stock, the lower long-term future returns will be, and vice versa.  This inverse relationship between recent experience and future expectations is in direct contradiction to evolutionary biology.  Evolution has programmed all of us to rely on past experiences to predict the future.  If a person walked down a certain path and safely gathered nuts and berries yesterday, the same path is probably a good place to look again today.  Conversely, if a different path is full of thorns and is infested with snakes today, it is probably a better idea to avoid it tomorrow.  This default conditioning remains useful.  For example, if a restaurant serves a great meal, returning to that same spot will probably yield good food again.  This mental shortcut does not work in all aspects of the modern world, however, with investing as a notable counterexample.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

Since what a company is worth, its intrinsic value, is the sum of its discounted future cash flows, over time a company’s market value will converge with the value of its owner earnings1 stream.  Of course, an increase in the price of a stock does not change our long-term expectations for that company’s underlying earnings.  Instead, a rising stock price simply brings returns forward to today and reduces the future returns that an investor can expect.  Logically, the reverse outcome makes it clear why we root for what most people would consider an unwelcome and uncomfortable outcome: we want stock prices to go down in the short-term.  Most investors’ DNA is unconditioned for this desire, but a stock price decline gives the patient investor an opportunity to own more of a company’s future cash flows at a lower price and, therefore, at a higher expected return.

The most important factor in accurately determining the intrinsic value of a business is to correctly assess the magnitude and longevity of its cash flows.  This process is multi-faceted and unique to each business, but we are looking for a few common characteristics in all cases:

•
Sustainable Competitive Advantage – A defendable, predictable earnings stream arises from a durable competitive advantage.  This “moat” is often reflected in superior returns on tangible capital and higher profitability.  As reflected below, the Fund’s weighted average returns on capital are well more than double the S&P 500’s weighted average, and its operating margins are nearly 70% better than the S&P’s2.

________________

[1]
Owner earnings are the cash flows produced by a company that are available to be paid to its equity owners.  We generally define it as net income plus depreciation, amortization, and other non-cash charges and minus maintenance levels of capital expenditures, working capital investments, equity compensation, and other relevant expenses that are not necessarily captured by generally accepted accounting principles.

[2]	All statistics referenced in this section are sourced from Bloomberg and Cook & Bynum estimates. S&P 500 data is as of November 5, 2019.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

•
Earnings Growth – A growing stream of earnings is more valuable.  The Fund’s portfolio has grown its operating income at a faster clip over the past decade thanks to strong revenue growth.  We expect this superior revenue and profitability growth to continue.

•
Macroeconomic Resilience – A sustainable cash flow stream should be resistant to economic downturns, which are inevitable (really, they are!).  A non-cyclical earnings stream can be valued with greater certainty because an investor can have increased confidence that current results reflect profitability throughout the economic cycle.  Additionally, this resilience is a sign that a company’s product or service is differentiated, highly valued, and commands pricing power when its customers’ wallets are under pressure.  In effect, it is further proof that a competitive advantage exists.  The Fund’s portfolio of companies has been historically less cyclical and more economically resilient than the S&P.  The Fund’s portfolio companies actually grew through the 2007-2009 Great Financial Crisis versus a substantial decline for the S&P.

•
Strong Balance Sheet – A stream of cash flows is easier to predict if a company has a conservatively-built balance sheet.  Higher levels of leverage increase the likelihood that financial difficulties will lead to distress that significantly impacts or even eliminates (i.e. bankruptcy) future cash flows.  This condition increases an investor’s risk of permanent capital loss.  The Fund’s portfolio and the S&P both have a net debt-to-EBITDA[3] ratio around 2.0x.

________________

[3]
EBITDA is earnings before interest, taxes, depreciation, and amortization and is often used as a proxy for a company’s cash flows.  For several reasons, we believe it to be a poor approximation, so we do not use EBITDA for valuations.  Nevertheless, EBITDA is an industry-standard for measuring leverage, which is why we use it here.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

Overall, the Fund’s portfolio consists of higher quality businesses than are found on average within the S&P thanks to superior durable competitive advantages that yield more predictable and faster-growing earnings streams in both good and bad economic environments.  Notably, the Fund’s portfolio is also cheaper than the broader market on a price-to-earnings basis.

An earnings stream that lasts longer, grows faster, and costs less is compelling.  Consistent with the aforementioned law of investing, we believe the Fund’s prospects for a satisfactory return are superior to the S&P at current prices.  While interesting, this relative valuation gap is an insufficient condition to achieve strong long-term absolute returns.  More importantly, we believe that the Fund’s portfolio is trading at a more attractive discount to its intrinsic value than it has in some time.  At the core of our investment approach is the idea that investing where this margin of safety exists offers an asymmetric risk vs. reward – this discipline allows for outsized returns when we are correct and protects against permanent capital losses when we make mistakes.  In other words, buying at an attractive price both increases potential return and decreases risk.

On The Ground

During the second and third quarters, our team traveled extensively researching current holdings, assessing important competitors, and evaluating prospective investments.  Beyond several domestic site visits, our international research included stops in Argentina, Bolivia, Brazil, Chile, Panama, Peru, Ghana, Kenya, Nigeria, Tanzania, and Uganda.  On these trips, we continuously test the assumptions we are using to conservatively estimate the intrinsic value of the companies that we follow.  These trips also let us maintain and grow our network of smart, connected, and thoughtful people across the world.

Peru

About 70 kilometers south of Lima, we toured Corporación Lindley’s state-of-the-art production facility in Pucusana.  Back in Lima, we met with Lindley’s CEO and CFO, evaluated the viability of several new convenience store formats, and visited mom-and-pop stores, which remain the most important channel for bottlers in emerging markets.  One store we visited had just

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

completed an overnight conversion from Pepsi to Coca-Cola bannering (see the transformation below).  The renovation included installation of specialty Coca-Cola refrigerators, new paint, advice on how to run the store, and relocation of merchandise.  These upgrades will allow this store to better compete with the formal convenience stores that are entering the neighborhood.

Figure 1. Before-and-after pictures of a mom-and-pop store in Lima that transitioned to the Coke brand overnight.  “Painting stores red” has a high return on investment for bottlers like Lindley.

Lindley is making progress across the board.  Management is growing revenues, expanding margins significantly, improving its investment discipline, and boosting product innovation to meet changing consumer tastes.  In fact, operating income margins have expanded nearly five percentage points since Arca took control of Lindley.  Additionally, Lindley’s most significant capital expenditures, such as the plant in Pucusana, are now complete.  In combination, these dynamics have sharply grown the company’s free cash flows, and we expect increasing dividends to follow.  These improvements are not properly reflected in the company’s stock price, which is trading at a significant discount to the intrinsic value of the business.  In fact, Lindley trades at a 38% discount to the price Arca paid in 2018 for The Coca-Cola Company’s remaining ownership stake.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

Figure 2. In just three days, Greater Lima will consume all of the inventory seen here at Lindley’s Pucusana plant.

While in Peru, we spent additional time studying our other holding in the country – Backus y Johnston.  Backus enjoys ~99% market share in the local beer market and boasts fantastic margins, which together yield attractive returns on capital.  We continue to evaluate the potential for competitors to enter the market, and we think the likelihood of any meaningful competitive entry is low.  Elsewhere in the region, we met with a potential competitor whose management considered it “impossible” to compete with Backus in Peru.  Our conversations with locals who are closely involved with the business give us confidence that management is focused on the right operational and strategic considerations.  We also met with an expert on antitrust and consumer protection laws and related trends in Peru.  Current and expected industry regulations are particularly important for a business like Backus with dominant market share, and we continue to believe any associated risks are muted.

Chile, Bolivia, and Panama

We met with the CEO and CFO of the Fund’s holding Coca-Cola Embonor in Santiago.  Embonor bottles and distributes beverages in parts of Chile and most of Bolivia.  Consistent with what we are seeing across the Coke system, Embonor is expanding its product portfolio.  The purpose is to find accretive ways to take advantage of Embonor’s superior distribution reach.  Two recent and ongoing examples are instructive.  First, Embonor joined up with fellow bottler Andina and The Coca-Cola Company to buy the local Chilean brand Guallarauco, which manufactures and distributes high-end juices, ice creams, jams & preserves, and other meal and dessert items.  These product extensions complement Embonor’s existing offerings, and the brand is growing quickly now that it has superior access to the market.  The bottlers expect to innovate other new products under the Guallarauco umbrella to take advantage of the positive positioning in consumers’ minds.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

The second example is Embonor’s partnerships with Diageo and Capel to distribute alcoholic beverages.  Diageo distills Johnnie Walker, Smirnoff, Captain Morgan, and many other popular spirits.  These global brands now have much broader availability in the country thanks to the agreement with Embonor.  On the other hand, Capel is a distinctly Chilean business.  It is a cooperative of grape growers that manufactures and sells pisco, which is a brandy that is widely celebrated as the national drink of Chile4 (and Peru).  Capel is the leading producer of pisco in the country and offers labels at a variety of price points.  Even though these brands were already widely available, Embonor has materially increased Capel’s addressable points of sale and has captured incremental profits in the process.

We also spent a day with Embonor CEO Cristian Hohlberg and the local management team in Santa Cruz, Bolivia.  Santa Cruz has grown dramatically in the last five years.  This region of Bolivia holds the most promise for volume and revenue growth for Embonor.  Fittingly, when we toured the plant in Santa Cruz, we noticed how much it had grown and modernized since our last visit five years ago.

Figure 3. We took the picture on the left of Santa Cruz’s growing skyline from the side of the city’s new mall, which is similar to what can be found in an American suburb.  The food court included KFC, Burger King, and Sbarro, while Nike, Under Armour, and Swarovski had stores.  On the right, Richard is touring Embonor’s Santa Cruz plant with the production team.

Another focus of our trip was to continue to improve our understanding of the most important markets for the Fund’s investment in Liberty Latin America, which operates in the Caribbean, South America, and Central America.  While in Santiago, we met with the CEO and CFO at the headquarters of VTR, Liberty Latin America’s Chilean subsidiary.  VTR enjoys an outstanding

________________

[4]	Piscola, pisco mixed with Coke, is a favorite Chilean drink. Talk about synergies!

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

culture, a stout competitive position, and opportunities for growth.  The company has another five-plus years of runway to build out its residential fixed network in the country.  These projects have compelling returns on investment, and the realized penetration on new homes passed is currently ahead of management’s initial expectations.  While not a core strategic thrust, VTR is incrementally improving its mobile offering and successfully reducing customer churn, leading to higher lifetime value.  Lastly, VTR has an opportunity to expand its fixed services into the small and medium business market (to date, the company has focused its fixed networks efforts on residential markets).

Figure 4. We took the picture on the left from a Santiago sidewalk with a VTR store in the foreground and the VTR corporate tower in the background.  The picture on the right is David playing with the interactive touchscreen in that store, which asks a series of questions about a subscriber to build a suggestion for the best bundle.

We also travelled to Panama to meet with the COO of Liberty Latin America’s business in the country, Cable & Wireless Panama.  Cable & Wireless Panama is a bit of a turnaround based on the competitive dynamics in that market, namely the presence of four competitors for mobile services.  Liberty Latin America is transforming the business and is implementing best practices from around the broader Liberty system.  We are optimistic about the way the market will develop over the next few years with reinvestment opportunities in broadband internet, expansion in business-to-business services, and the consolidation of the wireless industry.  In addition, management is rationalizing costs through simple initiatives like moving a regional call center from South Florida to Panama.  Overall, we are pleased with how the Liberty Latin America team is allocating capital and its common-sense decisions to manage operating costs.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

Argentina

Argentina is in crisis.  After President Mauricio Macri’s shocking landslide defeat in the August primaries, Argentina has battled a series of financial challenges.  Argentina’s stock market is down more than 40% in U.S. dollar terms from the day before the primaries.  The country is trying to renegotiate its sovereign debt as part of an IMF bailout, only two years after floating a 100-year bond in an oversubscribed issuance.  Inflation is now running around 50-60% on the year and is expected to near that level in 2020; companies operating in the country have been forced to elect hyperinflation accounting for their financial reporting.  To stem the outflow of assets from the country and protect the Argentine peso, the government invoked capital controls.  Because of these interventions, it is difficult to invest directly in securities in the country.  A few brokerages have put in place some workarounds to try to facilitate trading, but the permanence of these solutions is questionable.  Needless to say, the business climate is complicated, and the prospects for foreign capital investment are challenged.

We continue to track a few companies based in Argentina that operate largely in adjoining countries, meaning their direct exposure to the Argentine economy is limited.  However, the stock prices of these businesses, which trade beyond Argentina’s exchange, were also hurt by the broader drawdown that happened after the primaries.  As we have discussed in the past, we like to look in places where negative sentiment about a country weighs on a company’s stock price without affecting the operating performance of the underlying business.

Brazil

Over the past five years, Brazil has muddled through the country’s worst economic contraction in its modern history.  As would be expected, these conditions put consumers’ wallets under pressure and suppressed spending across the country.  Sentiment changed with the 2018 election of a business-friendly president, but that promise has yet to fully materialize.  Currently, annual GDP growth is hovering around 1% (it was -3.6% in 2015).  Continued prosecution of corruption on the heels of Operation Car Wash and substantial labor and tax code reforms would create an enormous tailwind for Brazil’s economy.  The country’s political process is moving slowly, although the Senate just passed significant pension reform.  Any incremental improvements, however, should have a disproportionately positive impact on consumption in the country.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

The Fund currently has modest exposure to Brazil as Anheuser-Busch InBev (ABI) earns about 10% of its profits in the country, but the brewer is geared to benefit meaningfully from any Brazilian consumer recovery.  One study suggested that more than 50% of Brazilians over 18 years of age have not had a beer in the last twelve months, with 85% of those surveyed citing affordability as the primary reason.  When combined with the benefits of operating scale driven by higher volumes, a return to pre-recession levels of beer consumption would reproduce the double-digit profit growth that the company enjoyed earlier this decade.

Figure 5. On the left, Budweiser and Heineken coolers are competing side-by-side in a Brazilian convenience store in Sao Paulo.  On the right, Enrico is touring the kitchen of a high-volume Burger King (look at his beautiful hairnet!).

Beyond these efforts to re-underwrite ABI’s Brazilian business, we also had the opportunity to research other ideas in our investment pipeline.  We met with several local and multinational companies across a number of industries, including quick service restaurants, B2B services, convenience stores, pharmacies, and private higher education.

Sub-Saharan Africa: Ghana, Nigeria, Kenya, Tanzania, and Uganda

We spent the better part of a month in Sub-Saharan Africa observing ABI’s operations on the continent and learning more about the potential of this fast-growing region with a population of over 1 billion people that is expected to

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

double by 2050.  We met with a cross-section of consumer businesses in Ghana, Nigeria, Kenya, Tanzania, and Uganda, and we studied ABI and its competition’s execution at the point of sale.  Many subsidiaries of brewers and other consumer product multinationals are publicly traded in these countries, and we were able to meet the Chief Financial Officers of both ABI’s Tanzanian business and a key East African competitor.

We found that ABI is successfully implementing the strategy that management has communicated over the past few years5. The Ghanaian, Nigerian, Tanzanian, and Ugandan beer markets are characterized by fast population growth and low, but increasing, per capita income.  These dynamics promise the huge growth that ABI is working diligently to capture.  In order to realize fully the potential of these markets, ABI will have to convert consumers from high consumption levels of informal alcohol like home brews and spirits (which are as high as 50-80% in Sub-Saharan Africa compared to 5-20% in Latin America) and increase premium product penetration.  The market is characterized by small retail outlets and returnable glass packaging, which both tend to favor the largest brewer in a market.  We observed on the ground that ABI is making consistent progress.  Despite the inevitable volatility associated with these frontier economies, ABI is on track to realize our expectations for high and sustainable volume and earnings growth over the next 20 years in these African markets.

Figure 6. These are examples of ABI’s market activation initiatives in Lagos, Nigeria.  The enormous Budweiser billboard is in the central business district.  We found this in-store Budweiser branding in a supermarket in Lagos’ Ikoyi neighborhood.

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[5]
Presentations and audio recordings from the Investor Days held on August 7, 8, & 9, 2018 in South Africa can be found under the 2018 section of this webpage: https://www.ab-inbev.com/investors/Presentations.html.  The markets we visited were specifically covered by Roberto Jarrin (President – Africa East, recently promoted) and Annabelle Degroot (President – Africa West).  Please reference their slides for additional detailed market analysis.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

Figure 7. These pictures illustrate the dichotomy found in the African beer market.  On the left, farmers are drying millet on the side of the road near Arusha, Tanzania for use as the main ingredient in home/informal brews.  On the right, ABI and competitors stock coolers in formal points of sale in Moshi, Tanzania.

Houston, Texas

Since acquiring the business in 2017, Arca Continental has been working hard to transform the culture of the Coca-Cola Southwest Operating Unit.  Arca has made tremendous progress in this territory, which includes almost all of Texas and parts of Oklahoma, New Mexico, and Arkansas.  Arca has shifted the organization’s overall focus and overhauled the incentive system to reward profitability over volume growth.  Decision-makers are no longer looking just to sell more volume but are instead looking for the right offering mix to maximize profits.  In addition to the shift in incentives, managers also have greater autonomy and accountability for the decisions they can influence and the costs they incur.

We spent a couple of days in August with the local team in Houston to see these efforts in action.  It is always a treat to be with Arca’s people.  Whenever we have met with them all over the Americas, we have experienced the same focus, enthusiasm, mission, hunger, and hospitality.  This cultural advantage is part of why Arca has been so successful across its territories.  Before Arca arrived, Coca-Cola enjoyed an outstanding brand and connection with consumers in Texas.  Arca is overlaying its operational best practices onto this market, and we are all benefiting as shareholders from this powerful combination.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2019 (Unaudited)

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

David A. Hobbs, Jr.

The Cook & Bynum Fund	Manager Commentary
September 30, 2019 (Unaudited)

As of September 30, 2019 the unaudited net asset value (NAV) attributable to the 8,442,427 shares outstanding of The Cook & Bynum Fund (“Fund”) was $14.11 per share. This NAV compares with an audited NAV of $16.07 per share as of the Fund’s Annual Report dated September 30, 2018.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 9.30.19

Average Annual Total Return
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(1)
The Cook & Bynum Fund	-1.10%	2.48%	1.93%	6.95%	7.17%
S&P 500 Index(2)	4.25%	13.39%	10.84%	13.24%	14.46%
MSCI ACWI Index Gross (USD)(3)	1.95%	10.30%	7.23%	8.93%	10.36%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

(3)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes. You cannot invest directly in an index.

As of September 30, 2019 the gross and net expense ratios of the Fund were 1.90% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through February 1, 2021.

The Cook & Bynum Fund	Manager Commentary
September 30, 2019 (Unaudited)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 9.30.19

The Cook & Bynum Fund	Manager Commentary
September 30, 2019 (Unaudited)

Portfolio Changes for the six months ended 9.30.19

New Holdings	Eliminations
None	None

We did not establish a new position or eliminate an existing one during the last six months.  We did trim the Fund’s investment in Coca-Cola Embonor, which has bottling and distribution operations in Chile and Bolivia.  The Chilean business has been performing well, while volume and profit growth in Bolivia have slowed.  Embonor remains both a high-quality business and a meaningful investment for the Fund.  The decreased stake simply reflects our moderated growth expectations for the business in the current environment.  Please see the Shareholder Letter section found earlier in this report for some commentary about the Fund’s individual holdings within the context of our recent global research trips.

Performance Contribution

Anheuser-Busch InBev and Coca-Cola were the biggest positive contributors to the Fund’s performance during the six months ended September 30th.  Backus y Johnston, Corporación Lindley, and Berkshire Hathaway were also positive contributors during the period, while Arca Continental was flat.  Coca-Cola Embonor and Liberty Latin America were both detractors from the Fund’s performance.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves.  At period end, the Fund had 13.4% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills).  There is no guarantee that such a liquidity position will not negatively

The Cook & Bynum Fund	Manager Commentary
September 30, 2019 (Unaudited)

affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund.  Your portfolio manager does not invest with outside managers or hold individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing.  To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2019 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the year from April 1, 2019 through September 30, 2019.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2019 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	4/1/2019 to	Expense
	4/1/19	9/30/19	9/30/19(1)	Ratio
Actual Fund Return	$1,000.00	$1,017.30	$7.54	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.60	$7.54	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2019

Description	Shares	Value
DOMESTIC COMMON STOCKS (16.0%)

Conglomerates (8.1%)
Berkshire Hathaway, Inc. – Class B(1)	46,476	$9,667,938

Syrup and Concentrate Manufacturing (7.9%)
Coca-Cola Co.	172,310	9,380,556
TOTAL DOMESTIC COMMON STOCKS
(Cost $10,195,940)		$19,048,494

FOREIGN COMMON STOCKS (61.7%)

Breweries (30.4%)
Anheuser-Busch InBev SA/NV – ADR	307,072	29,217,901
Union de Cervecerias Peruanas
Backus y Johnston SAA(2)	999,887	7,031,220
		36,249,121
Soft Drink Bottling and Distribution (19.3%)
Arca Continental SAB de CV	2,662,191	14,433,354
Corporaciòn Lindley SA(2)	6,048,422	8,524,465
		22,957,819
Wired and Wireless
Telecommunications Carriers (12.0%)
Liberty Latin America Ltd. – Class A(1)	107,143	1,828,931
Liberty Latin America Ltd. – Class C(1)	732,921	12,529,285
		14,358,216
TOTAL FOREIGN COMMON STOCKS
(Cost $72,183,206)		$73,565,156

FOREIGN PREFERRED STOCKS (8.9%)

Soft Drink Bottling and Distribution (8.9%)
Coca-Cola Embonor SA – Class B	5,301,259	10,556,714
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,460)		$10,556,714

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2019

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (13.3%)

Money Market Deposit Account (0.4%)
U.S. Bank Money Market
Deposit Account, 1.830%(3)	$430,607	$430,607

U.S. Treasury Bills (12.9%)
0.000%, 10/08/2019(1)	15,370,000	15,364,785
TOTAL SHORT-TERM INVESTMENTS
(Cost $15,794,564)		$15,795,392
TOTAL INVESTMENTS (99.9%)
(Cost $108,299,170)		$118,965,756
TOTAL CASH INCLUDING
FOREIGN CURRENCY (0.1%)		114,467
TOTAL OTHER ASSETS
LESS LIABILITIES (0.0%)(4)		47,381
NET ASSETS (100.0%)		$119,127,604

(1)	Non-income producing security.
(2)
This security was deemed illiquid due to the inability to sell the entire position within 7 days, according to the Fund’s liquidity guidelines. The total value of illiquid securities as of September 30, 2019 was $15,555,685 or 13.1% of net assets.

(3)	The rate shown is as of September 30, 2019.
(4)	Less than 0.05%

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAA – Sociedad Anonima Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
September 30, 2019

ASSETS:
Investments, at value (cost $108,299,170)	$118,965,756
Foreign currency, at value (cost $117,030)	114,467
Receivable for fund shares sold	12,059
Dividends and interest receivable	183,050
Prepaid expenses	35,430
Total Assets	119,310,762

LIABILITIES:
Payable for investments purchased	355
Accrued investment advisory fees, net of waiver	110,899
Accrued custody fees	16,500
Other payables and accrued expenses	55,404
Total Liabilities	183,158
NET ASSETS	$119,127,604

COMPOSITION OF NET ASSETS:
Paid-in capital	$107,792,100
Accumulated earnings (deficit)	11,335,504
Net Assets	$119,127,604

Shares of common stock outstanding
(unlimited number of shares authorized)	8,442,427
Net Asset Value, Offering and
Redemption Price Per Share	$14.11

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Year Ended September 30, 2019

INVESTMENT INCOME:
Dividends (Net of Withholding tax of $182,152)	$2,243,755
Interest	475,488
Total Investment Income	2,719,243

EXPENSES:
Investment adviser fees	1,886,251
Custody fees	101,949
Fund accounting and administration fees	101,093
Transfer agent fees and expenses	59,254
Chief compliance officer fees	55,612
Legal fees	40,196
Trustee fees	34,558
Federal and state registration fees	32,850
Insurance fees	29,493
Service fees	20,918
Auditing and tax fees	18,499
Printing fees	16,010
Miscellaneous expense	3,273
Total expenses before reimbursement	2,399,956
Less fees reimbursed by investment adviser	(513,705)
Net Expenses	1,886,251
Net Investment Income	832,992

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	498,474
Foreign currency transactions	(55,598)
Total	442,876
Net change in unrealized depreciation on:
Investment securities	(2,467,710)
Foreign currency translation	(1,547,549)
Total	(4,015,259)
Net Realized and Unrealized Loss on Investments
and Foreign Currency Transactions	(3,572,383)
Net Decrease in Net Asset from Operations	$(2,739,391)

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
FROM OPERATIONS:
Net investment income	$832,992	$173,137
Net realized gain on investments
and foreign currency transactions	442,876	14,604,596
Net change in unrealized
appreciation (depreciation) on investments
and foreign currency translation	(4,015,259)	(15,920,787)
Net Decrease in
Net Assets from Operations	(2,739,391)	(1,143,054)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(13,787,128)	(2,856,212)
Total distributions	(13,787,128)	(2,856,212)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	14,035,386	10,836,626
Dividends reinvested	12,058,395	2,346,793
Value of shares redeemed	(35,503,578)	(15,467,879)
Net Decrease Resulting
from Capital Transactions	(9,409,797)	(2,284,460)
Redemption fees	1,936	28
Net Decrease in Net Assets	(25,934,380)	(6,283,698)
NET ASSETS:
Beginning of period	145,061,984	151,345,682
End of period	$119,127,604	$145,061,984

See accompanying Notes to Financial Statements.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

Net Asset Value – Beginning of Year

Income from Investment Operations
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions and translations(1)
Total Income (Loss) from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains
Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital
Total Capital Share Transactions

Net Asset Value – End of Year

Total Return
Ratios and Supplemental Data:
Net assets, at end of year (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment income (loss) including reimbursement/waiver
Net investment income (loss) excluding reimbursement/waiver
Portfolio turnover rate

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Less than 0.005%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the years indicated

For the	For the	For the	For the		For the
Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
September 30,	September 30,	September 30,	September 30,		September 30,
2019	2018	2017	2016		2015
$16.07	$16.52	$15.81	$14.55		$16.05

0.09	0.02	0.03	—	(2)	(0.02)

(0.43)	(0.15)	1.43	1.26		(0.89)
(0.34)	(0.13)	1.46	1.26		(0.91)

(0.03)	(0.03)	—	—		—
(1.59)	(0.29)	(0.75)	—		(0.59)
(1.62)	(0.32)	(0.75)	—		(0.59)

— (2)	— (2)	— (2)	—	(2)	— (2)
— (2)	— (2)	— (2)	—	(2)	— (2)
$14.11	$16.07	$16.52	$15.81		$14.55
-1.10%	-0.89%	9.79%	8.66%		-5.92%

$119,128	$145,062	$151,346	$123,878		$122,253

1.49%	1.49%	1.49%	1.49%		1.49%
1.90%	1.82%	1.80%	1.79%		1.75%
0.66%	0.12%	0.23%	0.00	%(3)	-0.10%
0.25%	-0.21%	-0.08%	-0.30%		-0.36%
3%	37%	5%	9%		1%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2019

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit,

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2019

commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Adviser determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2019

gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2019

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$19,048,494	$—	$—	$19,048,494
Foreign
Common Stocks	65,040,691	8,524,465	—	73,565,156
Foreign
Preferred Stocks	10,556,714	—	—	10,556,714
Short-Term
Investments	430,607	15,364,785	—	15,795,392
TOTAL	$95,076,506	$23,889,250	$—	$118,965,756

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the year ended September 30, 2019.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any refunds of withholding taxes previously paid are generally recorded by the Fund when received.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2019

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2015.

F. Distributions to Shareholders: Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2019

Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
Ordinary Income	$248,455	$246,572
Long-Term Capital Gains	13,538,673	2,609,640
Total	$13,787,128	$2,856,212

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2019, certain differences were reclassified.  The reclassifications were as follows:

Decrease Total Distributable Earnings	$(501,714)
Increase Paid-in Capital	$501,714

B. Tax Basis of Investments:  As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$108,299,170
Gross unrealized appreciation	15,429,426
Gross unrealized depreciation	(4,765,758)
Net tax unrealized appreciation	10,663,668
Undistributed ordinary income	671,836
Undistributed long-term capital gains	—
Accumulated earnings	671,836
Total accumulated earnings	$11,335,504

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2019

late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st. There were no post-October losses or qualified late-year ordinary losses for the fiscal year ended September 30, 2019.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2020.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2021. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of September 30, 2019, the Adviser may in the future recover fee reductions and expense reimbursements totaling $513,705, $493,065, and $434,823 from the Fund. The Adviser may recover these amounts no later than September 30th

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2019

of 2022, 2021, and 2020, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser. An employee of Foreside Fund Officer Services, LLC (“FFOS”) serves as Chief Compliance Officer of the Trust.

The Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC. Foreside Financial Services, LLC is an affiliate of FFOS.

5. INVESTMENT TRANSACTIONS

During the year ended September 30, 2019, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $9,479,208 and $2,890,389, respectively. There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2019.

6. SHARES OF BENEFICIAL INTEREST

On September 30, 2019, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018

Beginning Shares	9,024,841	9,161,123
Shares Sold	1,002,994	658,663
Shares Issued in Reinvestment
of Distributions	942,799	140,779
Total	10,970,634	9,960,565
Less Shares Redeemed	(2,528,207)	(935,724)
Ending Shares	8,442,427	9,024,841

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2019

September 30, 2019, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 69% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. As of September 30, 2019, 70.6% of the Fund’s net assets were invested in foreign securities.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended September 30, 2019.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered
The Cook & Bynum Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of The Cook & Bynum Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”) as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.

Chicago, Illinois
November 20, 2019

The Cook & Bynum Fund	Additional Information
September 30, 2019 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
For the year ended September 30, 2019, 70.62% of the dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
For the year ended September 30, 2019, 100.0% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
September 30, 2019 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
Credible		Income Distribution
Foreign	Per Share	Derived from Foreign
Taxes Paid	Amount	Sourced Income
182,152	$0.21575786	88.71%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held May 15, 2019, the Board of Trustees of the Cook & Bynum Funds Trust (the “Trust”), including a majority of the independent trustees, evaluated and approved the renewal of the advisory contract between the Trust, on behalf of The Cook & Bynum Fund (the “Fund”), and Cook & Bynum Capital Management, LLC (the “Adviser”).  In advance of the May 15, 2019 meeting, the Board requested and received materials to assist them in considering the advisory contract.  The materials contained information with respect to the factors enumerated below, including the advisory contract, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the advisory contract, and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, biographic information regarding the Adviser’s key management and investment advisory personnel, the Adviser’s compliance

The Cook & Bynum Fund	Additional Information
September 30, 2019 (Unaudited)

manual, and comparative fee information relating to the Fund) as well as other pertinent information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the independent trustees approved the renewal of the advisory contract between the Adviser and the Trust, on behalf of the Fund.  In approving the renewal of the advisory contract, the trustees considered all information they deemed reasonably necessary to evaluate the terms of the contract in accordance with the Gartenberg factors.  In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each trustee may have attributed different weights to the various factors.

Nature and Quality of Services
The trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Fund. They considered a presentation by the Adviser discussing its application of the Fund’s stated investment strategy, portfolio research process, and third-party vendor oversight, in addition to the regulatory compliance services provided by the Adviser to the Fund.  The presentation included, and the trustees considered, information describing the personnel responsible for the day-to-day investment, back-office/administrative, and compliance activities of the Fund; the Adviser’s existing and planned staffing levels; and the Adviser’s portfolio management capabilities. The trustees also considered and discussed information regarding the scope and quality of the Adviser’s compliance policies and procedures, which are reasonably designed to, among other things, prevent violations of the Investment Advisers Act of 1940, as amended, and address the Adviser’s conflicts of interest in providing services to the Fund and its other advisory clients.  The trustees further discussed the quality of the Adviser’s compliance infrastructure overall. Based on these factors and after a lengthy discussion, the trustees concluded that they were satisfied with the nature, extent, and quality of services provided by the Adviser under the advisory contract and that the Adviser was providing essential services to the Fund.

Investment Performance
The trustees reviewed the Fund’s performance under the Adviser’s management. They considered the Fund’s performance and compared the performance of the Fund to its benchmark indices, the S&P 500 Index Plus Dividends and the MSCI All Country World Index, as well as other relevant indices over various periods of time, including since the Fund’s inception on July 1, 2009. The trustees also considered the performance of a peer group of funds (as defined by a third party service) for the specified time period. In the trustees’ review of the Fund’s performance, they noted that the Fund has held

The Cook & Bynum Fund	Additional Information
September 30, 2019 (Unaudited)

a significant amount of cash in the portfolio for extended periods of time since its inception due to a lack of investment opportunities that satisfy the Adviser’s strict valuation investment criteria.  The trustees led a thorough discussion related to the investment strategy and performance expectations in the current market, noting the Adviser’s unique strategy and its use of cash, which appeals to a specific niche of investors.

During this discussion and in response to a series of questions from the Board, the Adviser reaffirmed its commitment to follow its investment approach even though it has led to underperformance for the 3-year, 5-year, and 7-year periods relative to the Fund’s primary benchmarks and a subset of other funds with value-based investment approaches.  The Adviser conveyed that its goal is to outperform over full market cycles, not interim-year time intervals. The trustees also considered the Fund’s performance as compared to the Adviser’s privately pooled investments vehicles that apply the same investment approach (and date back to the Adviser’s 2001 inception), which reflects outperformance over a full market cycle.  After a detailed discussion, the Board concluded that the overall performance of the Fund was satisfactory and warranted the continuation of the advisory agreement.

Fees
The trustees examined the fees paid to the Adviser under the advisory contract, the Fund’s overall expense ratio, and the fund expenses paid by the Adviser pursuant to the Fund’s amended expense limitation agreement. They reviewed information compiled by an independent, third-party data source comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, a peer group of funds. They considered the Adviser’s obligation under the expense limitation agreement to reimburse the Fund for the excess, if any, in any period during the term of the agreement that the Fund’s operating expenses are over 1.49% of the Fund’s average daily net asset values. The trustees also considered information regarding the management fees charged by the Adviser to its other advisory accounts noting that clients in the other advisory accounts were charged a 1.50% management fee plus other operating expenses. While the trustees noted that the Fund’s management fee was on the higher end relative to its peer group, it also noted that the Fund’s overall fee level after the fee waiver was near the average for the same peer group. After a robust discussion of the relevant factors, it was the consensus of the Board that those fees were appropriate for the services provided and were fair and reasonable.

The Cook & Bynum Fund	Additional Information
September 30, 2019 (Unaudited)

Profitability and Other Benefits to the Investment Adviser
The trustees next reviewed financial information provided by the Adviser for the relevant time period, discussed the Adviser’s financial position and profitability with respect to the Fund, and evaluated the Adviser’s financial commitment to the Fund. They also considered other benefits to the Adviser as a result of its relationship with the Fund. After further discussion, the trustees concluded that the Adviser’s profitability from its relationship with the Fund was not excessive and would support renewal of the contract.

Economies of Scale
The trustees considered information concerning economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment considering any economies of scale. The trustees determined that no modification of the existing fee level was necessary.

In light of the factors discussed and considered, the trustees concluded that the renewal of the advisory contract was in the best interest of the Fund and its shareholders. This conclusion was not based on any single factor, but on evaluation of all of the factors and information reviewed and evaluated by the trustees. Based upon such conclusions, the trustees, including all of the independent trustees, approved the renewal of the advisory contract.

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
September 30, 2019 (Unaudited)

Trustees and Officers

# of
Portfolios
Name,		Term of		in Fund	Other
Age	Position(s)	Office and		Complex	Director/
and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Interested Trustees
J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been a	1	None
Bynum^	Vice	has served	Principal of Cook & Byum
Year of	President,	as a Trustee	Capital Management, LLC
Birth:	Secretary	of the Trust	(“CBCM”) since 2006.
1978		since March
2009.
Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	since January 1, 2010.		Crawford &
1955		since May			Company
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	None
Carson		has served	Managing Director of The
Year of		as a Trustee	Ansley Capital Group LLC
Birth:		of the Trust	and a Principal of Ansley
1949		since April	Equity Partners, LLC since
		2014	2014. Mr. Carson has been
the Principal of both the Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003
to April 2013.
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
September 30, 2019 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served	During Past Five Years
Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for CBCM since 2006.
Year of		as President
Birth:		of the Trust
1978		since March
2009.
David A.	Vice	Mr. Hobbs	Since May 2010, Mr. Hobbs has served as a
Hobbs	President	has served as	Principal and President of CBCM.
Year of		Vice President
Birth:		of the Trust
1977		since January
2011.
Amanda S.	Treasurer	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014.
Pridgen		has served
Year of		as Treasurer
Birth:		of the Trust
1983		since May
2018.
James R.	Chief	Mr. Nash has	Since January 2016, Mr. Nash has served as a Fund
Nash	Compliance	served as Chief	Chief Compliance Officer for Foreside Fund Officer
Year of	Officer,	Compliance	Services, LLC. From June 2014 to January 2016 he
Birth:	Anti-Money	Officer and	was Senior Associate and Regulatory Administration
1981	Laundering	Anti-Money	Advisor of JP Morgan Chase & Co. From 2011 to
Foreside	Officer	Laundering	2014 he served as a Product Analyst for Linedata
Fund		Officer of the	Services, a service provider in the investment
Officer		Trust since	management and credit industry.
Services, LLC		January 2017.
10 High Street
Suite 302
Boston, MA
02110
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Annual Report  |  September 30, 2019

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles H. Ogburn is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2019	FYE 09/30/2018
Audit Fees	15,000	14,500
Audit-Related Fees	0	0
Tax Fees	3,500	3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2019	FYE 09/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2019	FYE 09/30/2018
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*        /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    November 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    November 19, 2019

By (Signature and Title)*        /s/Amanda S. Pridgen
Amanda S. Pridgen,
Treasurer (Principal Financial Officer)

Date    November 19, 2019

* Print the name and title of each signing officer under his or her signature.